Exhibit 10.1

COMMON STOCK SUBSCRIPTION AGREEMENT
by and among
NABUFIT GLOBAL, INC.
and
THE PURCHASERS NAMED ON SCHEDULE A HERETO

NOTHING IN THIS DOCUMENT CONSTITUTES AN OFFER OF SECURITIES FOR SALE IN THE UNITED STATES OR ANY OTHER JURISDICTION WHERE IT IS UNLAWFUL TO DO SO. THE SECURITIES DESCRIBED IN THE ATTACHED DOCUMENT HAVE NOT BEEN, AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE U.S. OR OTHER JURISDICTION AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT ("REGULATION S"), EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE OR LOCAL SECURITIES LAWS.

COMMON STOCK SUBSCRIPTION AGREEMENT
This COMMON STOCK SUBSCRIPTION AGREEMENT, dated as of December __, 2016 (this "Agreement"), is by and among NABUFIT GLOBAL, INC., a Delaware corporation (the "Company"), and each of the purchasers listed on Schedule A hereof (each a "Purchaser" and collectively, the "Purchasers").
WHEREAS, the Company desires to issue and sell to the Purchasers, and each Purchaser desires to purchase from the Company, certain shares of the Company's common stock, par value $0.0001 per share (the "Common Shares") in accordance with the provisions of this Agreement.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Purchaser, severally and not jointly, hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:
"Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
"Agreement" has the meaning set forth in the introductory paragraph.
 "Closing" has the meaning specified in Section 2.2.
"Closing Date" has the meaning specified in Section 2.2.
"Commission" means the United States Securities and Exchange Commission.
"Common Stock" has the meaning specified in Section 3.2.
"Company" has the meaning set forth in the introductory paragraph.

"Company Financial Statements" has the meaning specified in Section 3.9.
 "Common Share Price" means $0.50.
"Common Shares" has the meaning specified in the recitals.
"Company SEC Documents" has the meaning specified in Section 3.8.
"Company Stock Plan" means the Company's 2016 Equity Incentive Plan.
 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

"GAAP" has the meaning specified in Section 3.9.
"Governmental Authority" means, with respect to a particular Person, any country, state, county, city and political subdivision in which such Person or such Person's Property is located or that exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authority that exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein with respect to the Company mean a Governmental Authority having jurisdiction over the Company, its Subsidiaries or any of their respective Properties.
"Indemnified Party" has the meaning specified in Section 6.3.
"Indemnifying Party" has the meaning specified in Section 6.3.
"Law" means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation.
"Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purpose of this Agreement, a Person shall be deemed to be the owner of any Property that it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

"Material Adverse Effect" means a material adverse effect on the management, condition (financial or otherwise), results of operations, business or properties of the Company and its Subsidiaries, taken as a whole; provided, however, that a Material Adverse Effect shall not include any material and adverse effect on the foregoing to the extent such material and adverse effect results from, arises out of, or relates to (x) a general deterioration in the economy or changes in the general state of the industries in which the Company operates, except to the extent that the Company, taken as a whole, is adversely affected in a disproportionate manner as compared to other industry participants, (y) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis, including acts of terrorism, or (z) any change in accounting requirements or principles imposed upon the Company and its Subsidiaries or their respective businesses or any change in any applicable Law, or the interpretation thereof.
"Operative Documents" means, collectively, this Agreement and the Registration Rights Agreement, and any amendments, supplements, continuations or modifications thereto.
"Person" means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other form of entity.
"Preferred Stock" has the meaning specified in Section 3.2.
"Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.
"Purchase Price" means, with respect to a particular Purchaser, the amount set forth opposite such Purchaser's name under the column titled "Purchase Price" set forth on Schedule A hereto.

"Purchased Shares" means, with respect to a particular Purchaser, the number of Common Shares equal to the aggregate Purchase Price set forth opposite such Purchaser's name under the column titled "Purchase Price" set forth on Schedule A hereto divided by the Common Share Price.
"Purchaser" and "Purchasers" have the meanings set forth in the introductory paragraph.

"Purchaser Related Parties" has the meaning specified in Section 6.1.
"Registration Rights Agreement" means that certain Registration Rights Agreement of even date herewith.
"Representatives" of any Person means the Affiliates, officers, directors, managers, employees, agents, counsel, accountants, investment bankers, investment advisers and other representatives of such Person.
"Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
"Short Sales" means, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, "put equivalent positions" (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.
"Subsidiary" has the meaning set forth in Rule 405 of the rules and regulations promulgated under the Securities Act.
"U.S. Persons" as defined Rule 902(k)(1), which are (1) any natural person resident in the United States; (2) any partnership or corporation organized or incorporated under the laws of the United States; (3) any estate of which any executor or administer is a U.S. person; (4) any trust or which any trustee is a U.S. person; (5) any agency or branch of a U.S. person located outside the United States; (6) any  non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (7) a discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or, if an individual, resident in the United States; and (8) an partnership or corporation if (a) organized or incorporated under the laws of any foreign jurisdiction, and (b) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated and owned by accredited investors under Rule 501(a) of the Securities Act who are not natural persons, estates or trusts.
ARTICLE II
AGREEMENT TO SELL AND PURCHASE
Section 2.1  Sale and Purchase. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Purchaser and each Purchaser hereby agrees, severally and not jointly, to purchase from the Company, its respective Purchased Shares, and each Purchaser agrees, severally and not jointly, to pay the Company the Common Share Price for each Purchased Share.
Section 2.2  Closing. Pursuant to the terms of this Agreement, the consummation of the purchase and sale of the Purchased Shares hereunder (the "Closing") shall take place at such time and place as the Company and Purchaser determine (the date of such closing, the "Closing Date"). The parties agree that the Closing may occur via delivery of facsimiles, electronic copies or photocopies of the Operative Documents and the closing deliverables contemplated hereby and thereby. Unless otherwise provided herein, all proceedings to be taken and all documents to be executed and delivered by all parties at the Closing will be deemed to have been taken and executed simultaneously, and no proceedings will be deemed to have been taken nor documents executed or delivered until all have been taken.

Section 2.3  Each Purchaser's Conditions. The obligation of each Purchaser to consummate the purchase of its Purchased Shares shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Purchaser on behalf of itself in writing with respect to its Purchased Shares, in whole or in part, to the extent permitted by applicable Law):
(a) the Company shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Company on or prior to the Closing Date;
(b) (i) the representations and warranties of the Company (A) set forth in Sections 3.1, 3.2 and 3.5 and (B) contained in this Agreement that are qualified by materiality or a Material Adverse Effect shall be true and correct when made and as of the Closing Date and (ii) all other representations and warranties of the Company shall be true and correct in all material respects when made and as of the Closing Date, in each case as though made at and as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only);
(c) the Company shall have delivered, or caused to be delivered, to such Purchaser at the Closing, the Company's closing deliveries described in Section 2.5.
Section 2.4  Company's Conditions. The obligation of the Company to consummate the issuance and sale of the Purchased Shares to each Purchaser shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions with respect to such Purchaser (any or all of which may be waived by the Company in writing, in whole or in part, to the extent permitted by applicable Law):
(a) the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality shall be true and correct when made and as of the Closing Date and all other representations and warranties of such Purchaser shall be true and correct in all material respects as of the Closing Date (except that representations of such Purchaser made as of a specific date shall be required to be true and correct as of such date only);
(b) such purchase has received the risk factors set forth on Exhibit A, attached hereto.
(c) such purchase shall have completed the questionnaire on Appendix I to the signature page, attached hereto.
(d) such Purchaser shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by that Purchaser on or prior to the Closing Date; and
(c) such Purchaser shall have delivered, or caused to be delivered, to the Company at the Closing such Purchaser's closing deliveries described in Section 2.6,

Section 2.5  Deliveries by the Company. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Company will deliver (or cause to be delivered) the following:
(a) evidence of issuance of a certificate evidencing the Purchased Shares or the Purchased Shares credited to book-entry accounts maintained by the Company's transfer agent, bearing the legend or restrictive notation set forth in Section 4.11, free and clear of any Liens, other than transfer restrictions under applicable federal and state securities laws; and

(b) the Registration Rights Agreement with respect to the Purchased Shares, which shall have been duly executed by the Company;
Section 2.6  Purchaser Deliveries. Upon the terms and subject to the conditions of this Agreement, each Purchaser is delivering (or causing to be delivered) the following:
(a) the Purchase Price payable by such Purchaser in accordance with Schedule A, by wire transfer of immediately available funds;
(b) the Registration Rights Agreement with respect to the Purchased Shares, which shall have been duly executed by such Purchaser; and
(c) a cross-receipt executed by such Purchaser and delivered to the Company certifying that such Purchaser has received the Purchased Shares from the Company on the Closing Date.

6
Section 2.7  Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Operative Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Operative Document. Nothing contained herein or in any other Operative Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Operative Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Operative Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The failure or waiver of performance by any Purchaser does not excuse performance by any other Purchaser.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company represents and warrants to each Purchaser as follows:
Section 3.1  Existence. The Company has been duly incorporated and is existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct the businesses in which it is currently engaged and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be duly qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 3.2  Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $0.0001 per share ("Common Stock") and four hundred thousand (400,000) shares of preferred stock ("Preferred Stock"), having a par value of $0.0001. As of the close of business on November 30, 2016, there were (i) 22,301,947 shares of Common Stock outstanding and (ii) no shares of Preferred Stock outstanding.
Section 3.3  Subsidiaries. The entities listed on Schedule C hereto are the only direct or indirect Subsidiaries of the Company. Each such Subsidiary has been duly incorporated or formed and is existing and in good standing under the laws of the jurisdiction of its incorporation or formation, with corporate, limited liability company, limited partnership, and/or other similar power and authority to own its properties and conduct businesses in which it is currently engaged; and each Subsidiary listed on Schedule C hereto is duly qualified to do business as a foreign corporation or other entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be duly qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of each such Subsidiary has been duly authorized and validly issued and, in the case of any such corporation, is fully paid and nonassessable; and the capital stock or other ownership interests of each such Subsidiary owned by the Company, directly or indirectly, is owned free from liens, encumbrances and defects, except for Liens pursuant to credit agreements and related security agreements disclosed or referred to in the Company SEC Documents, or as otherwise would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.4  No Conflict. The execution, delivery and performance of this Agreement and the issuance and sale of the Purchased Shares will not result in a breach or violation of any of the terms and provisions of, or constitute, or with the giving of notice or lapse of time, would constitute, a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, (i) their respective certificate of formation, limited liability company agreement, limited partnership agreement, charter, or by-laws or similar organizational documents of the Company or any of its Subsidiaries, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their properties, or (iii) any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties of the Company or any of its Subsidiaries is subject, except in the case of clauses (ii) and (iii) as would not reasonably be expected to have a Material Adverse Effect.
Section 3.5  Authority.
(a) Each of the Operative Documents has been or will be validly executed and delivered by the Company and, assuming due authorization, execution and delivery by each Purchaser or its Affiliate, as applicable (if either such Purchaser or its Affiliate is a party thereto), constitutes, or will constitute, the legal, valid and binding obligations of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and by general principles of equity.
(b) The Purchased Shares have been duly authorized and, when the Purchased Shares have been delivered and paid for in accordance with this Agreement on the Closing Date, such Purchased Shares will be validly issued, fully paid and nonassessable; the stockholders of the Company have no preemptive rights with respect to the Purchased Shares; and none of the outstanding shares of capital stock of the Company have been issued in violation of any preemptive or similar rights of any security holder. Except as described or disclosed in the Company SEC Documents there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligations or any such warrants, rights or options.
Section 3.6  Approvals. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement, except (i) such as have been obtained, (ii) where the failure of the Company to obtain or make any such consent, approval, authorization, order, filing or registration would not reasonably be expected to have a Material Adverse Effect, or (iii) such as have been made or as may be required under state or foreign securities or "Blue Sky" laws.
Section 3.7  Compliance with Laws. Neither the Company nor any of its Subsidiaries is in violation of any Law applicable to the Company or its Subsidiaries, except as would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, except where such potential revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

Section 3.8  Periodic Reports. All forms, registration statements, reports, schedules and statements required to be filed by the Company under the Exchange Act or the Securities Act (all such documents, including the exhibits thereto, prior to the date hereof, collectively the "Company SEC Documents") have been filed with the Commission on a timely basis. The Company SEC Documents, including, without limitation, any audited or unaudited financial statements and any notes thereto or schedules included therein (the "Company Financial Statements"), at the time filed (or in the case of registration statements, solely on the dates of effectiveness) (except to the extent corrected by a subsequent Company SEC Document) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (b) complied as to form in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, (c) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, (d) with respect to the Company Financial Statements, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), and (e) with respect to the Company Financial Statements, fairly present (subject in the case of unaudited statements to normal and recurring audit adjustments) in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. The Company's auditor is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
Section 3.8  Certain Fees. No fees or commissions are or will be payable by the Company to brokers, finders, or investment bankers with respect to the sale of any of the Purchased Shares or the consummation of the transaction contemplated by this Agreement. The Company agrees that it will indemnify and hold harmless the Purchaser from and against any and all claims, demands, or liabilities for broker's, finder's, placement, or other similar fees or commissions incurred by the Company in connection with the sale of the Purchased Shares or the consummation of the transactions contemplated by this Agreement.
Section 3.9  No Side Agreements. There are no agreements by, among or between the Company or any of its Affiliates, on the one hand, and any Purchaser or any of their Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents nor promises or inducements for future transactions between or among any of such parties.
Section 3.10 Risk Factors.  Purchaser has received and reviewed the risk factors set forth on Exhibit A.
Section 3.11 No General Solicitation; No Advertising. The Company has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act
Section 3.11 No Registration Required. Assuming the accuracy of the representations and warranties of each Purchaser contained in Article IV, the issuance and sale of the Purchased Shares pursuant to this Agreement is exempt from registration requirements of the Securities Act, and neither the Company nor, to the knowledge of the Company, any authorized Representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
Each Purchaser, severally and not jointly, hereby represents and warrants to the Company that:
Section 4.1  Existence. Such Purchaser is duly organized and validly existing and in good standing under the Laws of its jurisdiction of organization, with all requisite power and authority to own, lease, use and operate its Properties and to conduct its business as currently conducted.

Section 4.2  Authorization, Enforceability. Such Purchaser has all necessary corporate, limited liability company or partnership power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated thereby, and the execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement has been duly authorized by all necessary action on the part of such Purchaser; and this Agreement and the Registration Rights Agreement constitute the legal, valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors' rights generally or by general principles of equity, including principles of commercial reasonableness, fair dealing and good faith.
Section 4.3  No Breach. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Purchaser is a party or by which such Purchaser is bound or to which any of the property or assets of such Purchaser is subject, (b) conflict with or result in any violation of the provisions of the organizational documents of such Purchaser, or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Purchaser or the property or assets of such Purchaser, except in the cases of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement.
Section 4.4  Certain Fees. No fees or commissions are or will be payable by such Purchaser to brokers, finders, or investment bankers with respect to the purchase of any of the Purchased Shares or the consummation of the transaction contemplated by this Agreement. Such Purchaser agrees that it will indemnify and hold harmless the Company from and against any and all claims, demands, or liabilities for broker's, finder's, placement, or other similar fees or commissions incurred by such Purchaser in connection with the purchase of the Purchased Shares or the consummation of the transactions contemplated by this Agreement.
Section 4.5  No Side Agreements. There are no other agreements by, among or between such Purchaser and any of its Affiliates, on the one hand, and the Company or any of its Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents nor promises or inducements for future transactions between or among any of such parties.
Section 4.6  Investment. The Purchased Shares are being acquired for such Purchaser's own account, the account of its Affiliates, or the accounts of clients for whom such Purchaser exercises discretionary investment authority (all of whom such Purchaser hereby represents and warrants are not U.S. Persons or "accredited investors" within the meaning of Rule 501(a) of Regulation D promulgated by the Commission pursuant to the Securities Act), not as a nominee or agent, and with no present intention of distributing the Purchased Shares or any part thereof, and such Purchaser has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities laws of the United States or any state or country, without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any part of the Purchased Shares under a registration statement under the Securities Act and applicable state securities laws or under an exemption from such registration available thereunder (including, without limitation, if available, Rule 144 promulgated thereunder). If such Purchaser should in the future decide to dispose of any of the Purchased Shares, the Purchaser understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state securities law, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered, or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities.

Section 4.7  Nature of Purchaser.  Each Purchaser represents and warrants:
(a) Purchaser is not a U.S. Person and is and is not acquiring the Shares for the account or benefit of any U.S. person or is a U.S. person who purchased the Shares in a transaction that did not require registration under the Securities Act.  No "directed selling efforts" (as such term is defined under Rule 903 to Regulation S of the Securities Act) to the Purchase has been made within the United States; and
(c) Such Purchaser or its Representatives have been furnished with materials relating to the business, finances and operations of the Company and relating to the offer and sale of the Purchased Shares that have been requested by such Purchaser. Such Purchaser or its Representatives has been afforded the opportunity to ask questions of the Company or its Representatives. Neither such inquiries nor any other due diligence investigations conducted at any time by such Purchaser or its Representatives shall modify, amend or affect such Purchaser's right (i) to rely on the Company's representations and warranties contained in Article III above or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. Such Purchaser understands and acknowledges that its purchase of the Purchased Shares involves a high degree of risk and uncertainty. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Purchased Shares.
Section 4.8  Restricted Securities. Such Purchaser understands that the Purchased Shares are characterized as "restricted securities" under the federal securities Laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is knowledgeable with regards to Regulation S.  The Shares have not been registered under the Securities Act or the securities laws of any state of the United States and are subject to certain restrictions on transfer. The sale of the Purchased Securities are offered only to non-U.S. persons (within the meaning of Regulation S under the Securities Act) outside the United States under Regulation S under the Securities Act. We have not authorized its use for any other purpose. Such Purchaser understands that hedging transactions involving the Purchased Securities may not be conducted unless in compliance with the Securities Act.  In addition,  the offer or sale of the Shares, if made prior to the expiration of the six month distribution compliance period, may not be made to a U.S. person or for the account or benefit of a U.S. person (other than a distributor); and  the offer or sale, if made prior to the expiration of the six-month distribution compliance period, is made pursuant to the following conditions: (a) the purchaser certifies that it is not a U.S. person and is not acquiring the securities for the account or benefit of any U.S. person or is a U.S. person who purchased securities in a transaction that did not require registration under the Securities Act; and (b)the  purchaser agrees to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act

Section 4.9  Reliance Upon such Purchaser's Representations and Warranties. Such Purchaser understands and acknowledges that the Purchased Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws, and that the Company is relying in part upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth in this Agreement in (i) concluding that the issuance and sale of the Purchased Shares is a "private offering" and, as such, is exempt from the registration requirements of the Securities Act, and (ii) determining the applicability of such exemptions and the suitability of such Purchaser to purchase the Purchased Shares.

Section 4.10  Short Selling. Such Purchaser has not engaged in any Short Sales involving Common Shares owned by it between the time it first began discussions with the Company about the transaction contemplated by this Agreement and the date of execution of this Agreement.
Section 4.11  Legend; Restrictive Notation. Purchases of the Shares made in reliance upon Regulation S, will, until the expiration of a six month "distribution compliance period" within the meaning of Rule 903 of Regulation S with respect to the Shares.  Purchaser understands that the certificates evidencing the Purchased will bear the following legend or restrictive notation:
THIS SECURITY WILL BE OFFERED ONLY OUTSIDE OF THE UNITED STATES TO NON-U.S. PERSONS, PURSUANT TO THE PROVISIONS OF REGULATION S OF THE U.S. SECURITIES ACT OF 1933, AS AMENDED. THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE ISSUER OR ANY AFFILIATE THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 UNDER REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL THAT SUCH SALE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS RESTRICTIVE LEGEND. THIS LEGEND WILL BE REMOVED AFTER SIX CONSECUTIVE MONTHS BEGINNING ON THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT".

Section 4.12  Ownership of Securities. Such Purchaser and its Affiliates do not, as of the date hereof, own five percent or more of the Company's issued and outstanding capital stock.
Section 4.13  Company Information. Such Purchaser acknowledges and agrees that the Company has provided or made available to such Purchaser (through EDGAR at www.sec.gov , the Company's website or otherwise) all Company SEC Documents, as well as all press releases issued by the Company through the date of this Agreement that are included in a filing by the Company on Form 8-K or clearly posted on the Company's website.
ARTICLE V
COVENANTS
Section 5.1  Taking of Necessary Action. Each of the parties hereto shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions between the Company and the Purchaser contemplated by this Agreement related specifically to the acquisition of the Purchased Shares. Without limiting the foregoing, each of the Company and each Purchaser shall use its commercially reasonable efforts to make all filings and obtain all consents of Governmental Authorities that may be necessary or, in the reasonable opinion of the other parties, as the case may be, advisable for the consummation of the transactions contemplated by the Operative Documents. Each Purchaser agrees that its trading activities, if any, with respect to Company's securities will be in compliance with all applicable state and federal securities laws, rules and regulations. The Company shall promptly and accurately respond, and shall use its commercially reasonable efforts to cause its transfer agent to respond, to reasonable requests for information (which is otherwise not publicly available) made by a Purchaser or its auditors relating to the actual holdings of such Purchaser or its accounts; provided that, the Company shall not be obligated to provide any such information that could reasonably result in a violation of applicable law or conflict with the Company's insider trading policy or a confidentiality obligation of the Company.
Section 5.2  Non-Public Information. On or before 9:30 a.m., New York local time, on the Business Day immediately following the date hereof, the Company may issue a press release (the "Press Release") announcing the entry into this Agreement and describing the terms of the transactions contemplated by the Operative Documents and any other material, nonpublic information that the Company may have provided any Purchaser at any time prior to the issuance of the Press Release. On or before the fourth Business Day following the date hereof, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by the Operative Documents, and including as an exhibit to such Current Report on Form 8-K the Operative Documents, in the form required by the Exchange Act.
Section 5.3 Transfer Procedure; Stop-Transfer Notices; Refusal to Transfer.  Prior to transferring any Purchased Securities, Purchaser shall deliver to the Company a written notice stating: (i) Purchaser's bona fide intention to make a permitted transfer of its Purchased Securities; (ii) the name, address and phone number of each proposed transferee; (iii) the aggregate number of Purchased Securities to be transferred to each proposed transferee; and (iv) the exemptions under applicable state and federal securities laws upon which Purchaser is relying in making the proposed transfer.  Purchaser shall also deliver to the Company a written agreement executed by the transferee or other recipient of Purchased Securities pursuant to which such transferee agrees to be bound by the transfer restrictions set forth herein as was Purchaser.  Purchaser agrees that to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.  The Company shall not be required (a) to transfer on its books any Purchased Securities that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Purchased Securities or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Purchased Securities shall have been so transferred.

Section 5.4 Lock-Up Period.  Purchaser hereby agrees that Purchaser shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any Purchased Securities or other securities of the Company, nor shall Purchaser enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Purchased Securities or other securities of the Company, during the 180-day period (or such other shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) following the effective date of the first registration statement of the Company filed under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.  Purchaser further agrees, if so requested by the Company or any representative of its underwriters, to enter into such underwriter's standard form of "lockup" or "market standoff" agreement in a form satisfactory to the Company and such underwriter.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.
ARTICLE VI
INDEMNIFICATION
Section 6.1  Indemnification by the Company. The Company agrees to indemnify each Purchaser and its Representatives (collectively, "Purchaser Related Parties") from costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation ,the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of the Company contained herein, provided that such claim for indemnification relating to a breach of the representations or warranties is made prior to the expiration of such representations or warranties to the extent applicable; and provided further, that no Purchaser Related Party shall be entitled to recover special, consequential or punitive damages under this Section 6.1.
Section 6.2  Indemnification by Purchasers. Each Purchaser agrees, severally and not jointly, to indemnify the Company and its respective Representatives (collectively, "Company Related Parties") from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of such Purchaser contained herein, provided that such claim for indemnification relating to a breach of the representations and warranties is made prior to the expiration of such representations and warranties; and provided further, that no Company Related Party shall be entitled to recover special, consequential or punitive damages.
Section 6.3  Indemnification Procedure. Promptly after any Company Related Party or Purchaser Related Party (hereinafter, the "Indemnified Party") has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the "Indemnifying Party") written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party's possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (ii) if (A) the Indemnifying Party has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party. The remedies provided for in this Section 6 are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.

ARTICLE VII
MISCELLANEOUS
Section 7.1  Interpretation and Survival of Provisions. Article, Section, Schedule, and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word "including" shall mean "including but not limited to." Whenever any party has an obligation under the Operative Documents, the expense of complying with that obligation shall be an expense of such party unless otherwise specified. Whenever any determination, consent, or approval is to be made or given by any Purchaser, such action shall be in such Purchaser's sole discretion unless otherwise specified in this Agreement. If any provision in the Operative Documents is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and the Operative Documents shall be construed and enforced as if such illegal, invalid, not binding, or unenforceable provision had never comprised a part of the Operative Documents, and the remaining provisions shall remain in full force and effect. The Operative Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.
Section 7.2  Survival of Provisions. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing for a period of twelve (12) months following the Closing Date regardless of any investigation made by or on behalf of the Company or any Purchaser. All indemnification obligations of the Company and the Purchaser pursuant to this Agreement and the provisions of Article VI shall remain operative and in full force and effect unless such obligations are expressly terminated in a writing by the parties, regardless of any purported general termination of this Agreement.

Section 7.3  No Waiver; Modifications in Writing.
(a)  Delay. No failure or delay on the part of any party in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.
(b)  Amendments and Waivers. Except as otherwise provided herein, no amendment, waiver, consent, modification, or termination of any provision of this Agreement or any other Operative Document shall be effective unless signed by each of the parties hereto or thereto affected by such amendment, waiver, consent, modification, or termination. Any amendment, supplement or modification of or to any provision of this Agreement or any other Operative Document, any waiver of any provision of this Agreement or any other Operative Document, and any consent to any departure by the Company from the terms of any provision of this Agreement or any other Operative Document shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.
Section 7.4  Binding Effect; Assignment.
(a) Binding Effect. This Agreement shall be binding upon the Company, the Purchaser, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.
(b) Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to any Affiliate of such Purchaser without the consent of the Company by delivery of an agreement to be bound to the terms of this Agreement and a revised Schedule A. No portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to a non-Affiliate without the written consent of the Company (which consent shall not be unreasonably withheld by the Company).
Section 7.5  Confidentiality. Notwithstanding anything herein to the contrary, to the extent that any Purchaser has executed or is otherwise bound by a confidentiality agreement in favor of the Company, such Purchaser shall continue to be bound by such confidentiality agreement.

Section 7.6  Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery or personal delivery to the following addresses:
(a) If to any Purchaser:
To the respective address listed on Schedule B hereof
(b) If to NABUFIT GLOBAL, Inc.:

626 East 1820 North
Orem, Utah 84097
Attention: Bob Bench
with a copy to:

Carman Lehnhof Israelsen, LLP
299 South Main Street, Suite 1300
Salt Lake City, Utah 84111
Attention: J. Martin Tate
Email: mtate@clilaw.com

or to such other address as the Company or such Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when notice is sent to the sender that the recipient has read the message, if sent by electronic mail; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.
Section 7.7  Entire Agreement. This Agreement, the other Operative Documents and the other agreements and documents referred to herein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or the other Operative Documents with respect to the rights granted by the Company or any of its Affiliates or any Purchaser or any of its Affiliates set forth herein or therein. This Agreement, the other Operative Documents and the other agreements and documents referred to herein or therein supersede all prior agreements and understandings between the parties with respect to such subject matter.
Section 7.8  Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), will be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of laws. Any action against any party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of Delaware, and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Delaware over any such action. The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection that they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.
Section 7.9  Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
Section 7.10  Termination
(a) Notwithstanding anything herein to the contrary, this Agreement shall automatically terminate at any time at or prior to the Closing if a statute, rule, order, decree or regulation shall have been enacted or promulgated, or if any action shall have been taken by any Governmental Authority of competent jurisdiction that permanently restrains, permanently precludes, permanently enjoins or otherwise permanently prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal.
(b) Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time by any Purchaser (with respect to the obligations of such Purchaser) or the Company, upon written notice to the other party, if the Closing shall not have occurred on or before December 21, 2016 (the "Outside Date"); provided, however, that the right to terminate this Agreement under this Section 7.11(b) shall not be available to any party whose (i) breach of any provision of this Agreement, (ii) failure to comply with their obligations under this Agreement or (iii) actions not taken in good faith, shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to the Outside Date or the failure of a condition in Section 2.3 or Section 2.4 to be satisfied at such time;

(c) In the event of the termination of this Agreement as provided in this Section 7.11, (1) this Agreement shall forthwith become null and void and (2) there shall be no liability on the part of any party hereto, except as set forth in Article VI of this Agreement and except with respect to the requirement to comply with any confidentiality agreement in favor of the Company; provided that nothing herein shall relieve any party from any liability or obligation with respect to any willful breach of this Agreement.
Section 7.11  Recapitalization, Exchanges, Etc. Affecting the Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity interests of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Common Stock, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement and prior to the Closing.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

NABUFIT GLOBAL, INC.

By:
Name:	Brian Palm Svaneeng Mertz
Title:	CEO

Signature Page to
Common Stock Subscription Agreement

The foregoing Common Stock Subscription Agreement for Units of Membership Interest in NABUFIT GLOBAL, INC. is hereby agreed to by the undersigned as of the 12 of December, 2016.
________________________________	Fill in Mailing Address only
Subscriber Name (Please Print)	if different from Residence Address:
________________________________	______________________________
Residence or Office Address	Mailing Address
________________________________	______________________________
________________________________	______________________________
City, State, Zip Code
State in which Subscription Agreement
signed if other than state of residence or	Signature of Subscriber
office:
________________________________	By: ___________________________
Signature of Authorized Representative
(if not an individual)

TOTAL CAPITAL CONTRIBUTION $____________ (1 share per $0.50)
NUMBER OF SHARES
Date of execution by Subscriber:  ________________, 2016

Signature Page to
Common Stock Subscription Agreement

Appendix I

 FOR INDIVIDUALS
INITIAL EACH BOX TRUE OR FALSE OR COMPLETE, AS APPROPRIATE

Verification of Status as "Accredited Investor" under Regulation D

1.	☐ True	☐ False

You are a natural person (individual) whose own net worth, taken together with the net worth of your spouse, exceeds $1,000,000.  Net worth for this purpose means total assets (excluding your primary personal residence) in excess of total liabilities.  The value of your primary residence is not included in your net worth calculation. In addition, any mortgage or other loan on the residence does not count as a liability up to the fair market value of the residence.  If the loan is for more than the fair market value of the residence (i.e., if your mortgage is underwater), then the loan amount that is over the fair market value counts as a liability under the net worth test. Further, any increase in the loan amount on your primary residence in the 60 days prior to your purchase of the securities (even if the loan amount does not exceed the value of the residence) will count as a liability as well. The reason for this is to prevent net worth from being artificially inflated through converting home equity into cash or other assets.

2.	☐ True	☐ False

You are a natural person (individual) who had an individual income in excess of $200,000 in each of the two previous years, or joint income with your spouse in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year.

3.	☐ True	☐ False	You are a director or executive officer of the Companies.
4.	☐ True	☐ False	You have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of investing in the Interests.
5.	☐ True	☐ False	You are not an "Accredited Investor" or not an entity consisting of "Accredited Investors".

Disclosure of Foreign Citizenship

1.	☐ True	☐ False	You are a citizen of a country other than the United States.
2.	__________		If the answer to the preceding question is true, specify the country of which you are a citizen.

FOR ENTITIES OTHER THAN INDIVIDUALS

INITIAL EACH BOX TRUE OR FALSE

Verification of Status as "Accredited Investor" under Regulation D

1.	☐ True	☐ False

You are either (i) a bank, or any savings and loan association or other institution acting in its individual or fiduciary capacity; (ii) a broker dealer; (iii) an insurance company; (iv) an investment company or a business development company under the Investment Company Act of 1940; (v) a Small Business Investment Company licensed by the U.S. Small Business Administration; or (vi) an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan whose total assets are in excess of $5,000,000 or a self-directed employee benefit plan whose investment decisions are made solely by persons that are accredited investors.

2.	☐ True	☐ False	You are a private business development company as defined under the Investment Advisers Act of 1940.
3.	☐ True	☐ False

You are either (i)  an organization described in Section 501(c)(3) of the Internal Revenue Code; (ii) a corporation; (iii) a Massachusetts or similar business trust; or (iv) a partnership, in each case not formed for the specific purpose of acquiring the securities offered and in each case with total assets in excess of $5,000,000.

4.	☐ True	☐ False	You are a special purpose entity as to which all the equity owners are accredited investors.
5.	☐ True	☐ False	You are a trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person.
6.	☐ True	☐ False

You (i) were not formed, and (ii) are not being utilized, primarily for the purpose of making an investment in the Companies (and investment in the Companies does not exceed 40% of the aggregate capital committed to you by your partners, shareholders or others).

7.	☐ True	☐ False

You are, or are acting on behalf of, (i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not-such plan is subject to ERISA; or (ii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F.R. § 2510.3-101.

For example, a plan that is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA.

8.	☐ True	☐ False	You are, or are acting on behalf of, such an employee benefit plan, or are an entity deemed to hold the assets of any such plan or plans (i.e., you are subject to ERISA).

9.	☐ True	☐ False	You are a U.S. pension trust or governmental plan qualified under Section 401(a) of the Code or a U.S. tax-exempt organization qualified under Section 501(c)(3) of the Code.
10.	☐ True	☐ False	You rely on the "private investment company" exclusion provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 to avoid registration and regulation under such Act.

Disclosure of Foreign Ownership

1.	☐ True	☐ False	You are an entity organized under the laws of a jurisdiction other than those of the United States or any state, territory or possession of the United States (a "Foreign Entity").
2.	☐ True	☐ False	You are a government other than the government of the United States or of any state, territory or possession of the United States (a "Foreign Government").
3.	☐ True	☐ False

You are a corporation of which, in the aggregate, more than one-fourth of the capital stock is owned of record or voted by Foreign Citizens, Foreign Entities, Foreign Corporations (as defined below) or Foreign Company (as defined below) (a "Foreign Corporation").

4.	☐ True	☐ False

You are a general or limited partnership of which any general or limited partner is a Foreign Citizen, Foreign Entity, Foreign Government, Foreign Corporation or Foreign Company (as defined below) (a "Foreign Company").

5.	☐ True	☐ False	You are a representative of, or entity controlled by, any of the entities listed in items 1 through 4 above.

Schedule A – List of Purchasers and Commitment Amounts

Name of Purchaser Purchase Price                                            Number of Shares

A-1

Schedule B – Notice and Contact Information

 Name of Purchaser Address                                                 Email

B-1

Schedule C – Subsidiaries

NABUFIT China, Ltd.
NABUFIT Global ApS

C-1

Exhibit A

The purchase of the Shares involves a high degree of risk including, but not necessarily limited to, the risks described below.  Before subscribing for the Shares, the Purchaser should consider carefully the following risk factors, as well as the other information contained in the Agreement.

Risks Related to Our Business and Strategy
The Company lacks an established operating history on which to evaluate its business and determine if it will be able to execute our business plan, and can give no assurance that operations will result in profits.
On November 30, 2015, NABUfit Global, Inc. acquired 100% of the outstanding capital stock of NABUfit Global ApS, a Danish company ("NABUfit Denmark") for the purpose of executing the business plan of NABUfit Denmark.  NABUfit Denmark was incorporated in Denmark on June 26, 2015 and operates an online fitness and training platform.  NABUfit Denmark has a limited operating history that makes it difficult to evaluate its business.  NABUfit Denmark has recently begun its operations, and cannot say with certainty when it will begin to generate revenue or achieve profitability.  No assurance can be made that the Company will ever become profitable.
As a rapidly growing company with a relatively limited operating history at our current scale, we face increased risks, uncertainties, expenses and difficulties.
We have a limited operating history at our current scale, and we have encountered and will continue to encounter risks, uncertainties, expenses and difficulties, including:
•	developing and launching the NABUfit portal ("NABUfit") and gaining market acceptance and penetration;
•	attracting customers;
•	entering into new markets and introducing new loan products;
•	continuing to develop, maintain and scale our platform;
•	effectively using limited personnel and technology resources;
•	effectively maintaining and scaling our financial and risk management controls and procedures;
•	maintaining the security of our platform and the confidentiality of the information provided and utilized across our platform; and
•	attracting, integrating, and retaining an appropriate number of qualified employees.

If we are not able to timely and effectively address these requirements, our business and results of operations may be harmed.
We have incurred significant losses since our inception and anticipate that we will continue to incur significant losses for the foreseeable future.
We have historically incurred substantial net losses, including those net losses set forth in the Company's most recent quarterly and annual report.  We expect our net losses to continue as a result of ongoing expansion of our commercial operations, including increased manufacturing, sales and marketing costs. These net losses have had, and will continue to have, a negative impact on our working capital, total assets and stockholders' equity. Because of the numerous risks and uncertainties associated with our commercialization efforts, we are unable to predict when we will become profitable, and we may never become profitable. Even if we do achieve profitability, we may not be able to sustain or increase profitability on a quarterly or annual basis. Our inability to achieve and then maintain profitability could harm our business, financial condition, results of operations and cash flows.

Further, the net losses we incur may fluctuate significantly from quarter-to-quarter and year-to-year, such that a period-to-period comparison of our results of operations may not be a good indication of our future performance quarter-to-quarter and year-to-year, due to factors including the execution of collaboration, licensing or other agreements and the timing of any payments we make or receive thereunder.
In that the Company only recently commenced business operations, the Company relied on loans and on sales of its debt and equity securities to continue operations. If the Company is unable to raise funds through sales of its securities, there can be no assurance that the Company will be able to implement its business plan, generate sustainable revenue or ever achieve profitable operations. The Company expects to have operating losses until such time as it develops a substantial and stable revenue base. The Company cannot assure you that it can achieve or sustain profitability on a quarterly or annual basis in the future.
If we do not obtain adequate financing, our business will fail.
If we are not successful in earning revenues once we have started our business activities, we may require additional financing to sustain business operations. Currently, we do not have any arrangements for financing and can provide no assurance to investors that we will be able to obtain financing when required. Obtaining additional financing would be subject to a number of factors, including the company's ability to attract customers. These factors may have an effect on the timing, amount, terms or conditions of additional financing and make such additional financing unavailable to us.
No assurance can be given that the Company will obtain access to capital markets in the future or that financing, adequate to satisfy the cash requirements of implementing our business strategies, will be available on acceptable terms. The inability of the Company to gain access to capital markets or obtain acceptable financing could have a material adverse effect upon the results of its operations and upon its financial conditions.
Our operating results may prove unpredictable
Our operating results are likely to fluctuate significantly in the future due to a variety of factors, many of which we have no control over. Factors that may cause our operating results to fluctuate significantly include our ability to generate enough working capital from future equity sales; the level of commercial acceptance by the market of our product; fluctuations in the demand; the amount and timing of operating costs and capital expenditures relating to expansion of our business, operations, infrastructure and general economic conditions.
If realized, any of these risks could have a material adverse effect on our business, financial condition and operating results.
We require funding to develop our business as planned, over the next 24 months.  If we do not secure the funding from this offering or otherwise, we may not be able to develop our business and distribute our product, which will prevent us from generating revenues and achieving profitability.
We anticipate that we will require funding in the amounts being sought in this offering to conduct our operations over the next 24 months in order to develop our business. Our failure to raise such capital or generate the cash flows necessary to finance our business could force us to limit or cease our operations. Our business plan contemplates that we will further develop our platform and product, commence product marketing and enter into agreements with a number of personal trainers. Accordingly, we will need to raise additional funds, and we may not be able to obtain additional debt or equity financing on favorable terms, if at all.

If we raise additional equity financing, our stockholders may experience significant dilution of their ownership interests, and the per-share value of our common stock could decline. If we engage in debt financing, we may be required to accept terms that restrict our ability to incur additional indebtedness and force us to maintain specified liquidity or other ratios. If we need additional capital and cannot raise it on acceptable terms, we may not be able to, among other things, distribute and market our products, which would negatively impact our business and our ability to generate revenues and achieve profitability.
Our business model is not proven and our services may not be attractive to consumers.
The concept of personal training is strongly established with medium and high-end health clubs generating significant revenue.  However, our business concept revolves around a virtual "gym" with online training and plans being provided through our portal and personal trainers and mentors working with a client remotely, without the aid of facilities provided by a health club.  Though we believe that this is an attractive alternative for clients who are not able to make it to a gym or health club, especially in target markets such as China, or simply find it inconvenient to leave their home to work out, this business model is not yet established in the industry and we will have to convince our customers that remote personal training can be an effective way to maintain a healthy lifestyle.
We believe that we will be successful in marketing our services, but there can be no assurance that we will be able to attract sufficient consumers to achieve profitability or even generate anything but minimal revenues.  If our services are not accepted by consumers, we will fail.
We will rely on third party broadband internet providers and systems and there can be no assurance that such systems will perform effectively and consistently.  If we are not able to find a consistent third party systems, we may not be able to secure long-term customers and our revenues will suffer.
Our system relies upon broadband internet providers to adequately provide sufficient bandwith to connect our users with the system and our mentors and trainers.  We could incur significant expenses, lost revenue, and reputational harm if we fail to detect or effectively address technology issues relating to communication between mentors, personal trainers and users.
Our stand-alone software products also may experience quality or reliability problems. The software we license or develop may contain bugs and other defects that interfere with its intended operation. Any defects we do not detect and fix could result in reduced sales and revenue, damage to our reputation, repair or remediation costs, or legal liability. If our customers face continuing difficulties with communicating with their personal trainers, they may discontinue using our service and we will not be able to generate revenues.
Since we are a new company and lack an operating history, we face a high risk of business failure, which would result in the loss of your investment.
We have only a limited operating history upon which an evaluation of its prospects can be made.  NABUfit Denmark was incorporated in June 2015 and to date we have been involved primarily in the creation of our business plan, development and we have transacted no business operations. Thus, there is no internal or industry-based historical financial data upon which to estimate the company's planned operating expenses.
 We expect that our results of operations may also fluctuate significantly in the future as a result of a variety of market factors, including, among others, the dominance of other companies offering similar product, the entry of new competitors into the online fitness industry, our ability to attract, retain and motivate qualified personnel, the initiation, renewal or expiration of our customer base, pricing changes by the company or its competitors, specific economic conditions in the fitness industry and general economic conditions. Accordingly, our future revenue and operating results are difficult to forecast.

As of the date of this report, we have earned no revenue. Failure to generate revenue will cause us to go out of business, which will result in the complete loss of your investment.

We operate in a highly competitive market. If we do not compete effectively, our prospects, operating results, and financial condition could be adversely affected.

The health and fitness market is highly competitive, with companies offering a variety of competitive products and services. We expect competition in our market to intensify in the future as new and existing competitors introduce new or enhanced products and services that are potentially more competitive than our products and services. The health and fitness market has a multitude of participants, including gyms, fitness centers, home fitness equipment, virtual fitness programs and platforms, wearable and connected fitness products and traditional health and fitness companies. We may also face competition from manufacturers of lower-cost solutions. We believe many of our competitors and potential competitors have significant competitive advantages, including longer operating histories, ability to leverage their sales efforts and marketing expenditures across a broader portfolio of products and services, larger and broader customer bases, more established relationships with a larger number of suppliers, contract manufacturers, and channel partners, greater brand recognition, ability to leverage app stores which they may operate, and greater financial, research and development, marketing, distribution, and other resources than we do. Our competitors and potential competitors may also be able to develop products or services that are equal or superior to ours, achieve greater market acceptance of their products and services, and increase sales by utilizing different distribution channels than we do. Some of our competitors may aggressively discount their products and services in order to gain market share, which could result in pricing pressures, reduced profit margins, lost market share, or a failure to grow market share for us. If we are not able to compete effectively against our current or potential competitors, our prospects, operating results, and financial condition could be adversely affected.

If we are unable to anticipate and satisfy consumer preferences in a timely manner, our business may be adversely affected.

Our success depends on our ability to anticipate and satisfy consumer preferences in a timely manner. All of our products are subject to changing consumer preferences that cannot be predicted with certainty. Consumers may decide not to purchase our products and services as their preferences could shift rapidly to different types of connected health and fitness devices or away from these types of products and services altogether, and our future success depends in part on our ability to anticipate and respond to shifts in consumer preferences. In addition, our products and services may have higher prices than many of our earlier products and the products of some of our competitors, which may not appeal to consumers or only appeal to a smaller subset of consumers. It is also possible that competitors could introduce new products and services that negatively impact consumer preference for our health and fitness products, which could result in decreased sales of our products and services and a loss in market share. Accordingly, if we fail to anticipate and satisfy consumer preferences in a timely manner, our business may be adversely affected.

We may be unable to gain any significant market acceptance for our products and services or establish a significant market presence.
 Our growth strategy is substantially dependent upon our ability to market our product successfully to prospective clients in the target markets, which shall initially be China, Europe and the United States.   This requires that we heavily rely upon our development and marketing partners in the target markets.  Failure to select the right development and marketing partners in the target markets and other target markets will significantly delay or prohibit our ability to develop the products and services, market the products and gain market acceptance.  Our products and services may not achieve significant acceptance. Such acceptance, if achieved, may not be sustained for any significant period of time. Failure of our services to achieve or sustain market acceptance could have a material adverse effect on our business, financial conditions and the results of our operations.

Because the industry is dependent upon general economic conditions and uncertainties, future developments could result in a material adverse effect on our business.
 The amount of money people spend on health and fitness is subject to economic changes and periodical fluctuations. Prolonged declines in the economy and/or a recession could have a material adverse effect on our business. The economies of our target markets are generally affected by numerous factors and conditions, all of which are beyond our control, including (a) interest rates; (b) inflation; (c) employment levels; (d) changes in disposable income; (e) financing availability; (f) federal and state income tax policies; and (g) consumer confidence.
The market for virtual health and fitness devices is still in the early stages of growth and if it does not continue to grow, grows more slowly than we expect, or fails to grow as large as we expect, our business and operating results would be harmed.

The market for health and fitness products and services is relatively new and unproven, and it is uncertain whether connected health and fitness devices will sustain high levels of demand and wide market acceptance. Our success will depend to a substantial extent on the willingness of people to widely adopt our products and services. In part, adoption of our products and services will depend on the increasing prevalence of virtual and connected health and fitness devices as well as new entrants to the virtual and connected health and fitness device market to raise the profile of both the market as a whole and our own platform.

If we do not compete effectively in our target markets, our operating results could be harmed.
 The online fitness and training market is highly competitive and evolving. We will compete with gyms, fitness centers, fitness equipment providers, other virtual trainers and training programs provided by more established companies with better name recognition and stronger capitalization.
 Many of our competitors operate with different business models, have different cost structures or participate selectively in different market segments. Most of our current or potential competitors have significantly more financial, technical, marketing, and other resources than we do and may be able to devote greater resources to the development, promotion, sale and support of their products, platforms and distribution channels.  Our competitors also have longer operating histories, more extensive customer bases, greater brand recognition and brand loyalty and broader customer and partner relationships than we have. For example, more established companies that possess large, existing customer bases, substantial financial resources and established distribution channels exist in the market.  Additionally, a current or potential competitor may acquire one of our existing competitors or form a strategic alliance with one of our competitors. Our competitors may be better at developing new products, responding quickly to new technologies and undertaking more extensive marketing campaigns. If we are unable to compete with such companies and meet the need for innovation in our industry, the demand for our products and services could stagnate or substantially decline, we could experience reduced revenue or our marketplace could fail to achieve or maintain more widespread market acceptance, any of which could harm our business.
 If potential users within the target markets do not widely adopt online or virtual training or NABUfit fails to achieve and sustain sufficient market acceptance, we will not generate sufficient revenue and our growth prospects, financial condition and results of operations could be harmed.
 NABUfit may never gain significant acceptance in the marketplace and, therefore, may never generate substantial revenue or allow us to achieve or maintain profitability. Widespread adoption of virtual and online training portals in the target markets depends on many factors, including acceptance by users that such systems and methods are more convenient or superior to going to a gym or other option other options. Our ability to achieve commercial market acceptance for NABUfit or any other future products also depends on the strength of our sales, marketing and distribution organizations.

 We require our clients to have and maintain adequate technology equipment.
 Users of the NABUfit portal are required to have personal computers and mobile devices with adequate internet access.  In addition, some features of our products require input from the Microsoft X-Box ® Kinect ®.  Potential users who do not have such equipment will not be able to access the portal without first purchasing such items.  This additional cost may discourage potential clients from purchasing our products and services.
 We may not be able to generate sufficient revenue from the commercialization of NABUfit to achieve and maintain profitability.
We rely solely on the commercialization of NABUfit to generate revenue, and we expect to generate substantially all of our revenue in the future from subscriptions to the NABUfit portal and the sale of products and services on such Portal. To date, we have not generated any revenue from subscriptions or sales.  We cannot assure you that we will be able to generate such income, achieve, or maintain profitability. If we fail to successfully commercialize NABUfit, we may never receive a return on the substantial investments in product development, sales and marketing we have made, as well as further investments we intend to make, which may cause us to fail to generate revenue and gain economies of scale from such investments.
 In addition, potential customers may decide not to purchase NABUfit, or our customers may decide to cancel subscriptions.
 If NABUfit does not perform as expected, or if we are unable to satisfy customers' demands for additional product features, our reputation, business and results of operations will suffer.
 Our success depends on the market's confidence that NABUfit can develop and provide a reliable, high-quality fitness experience. We currently do not have a completed product and therefore, we have no way to predict the success, efficacy or reliability of NABUfit. We believe that our customers are likely to be particularly sensitive to poor design, functionality, product defects and errors.  In addition, our customers are technologically well informed and may have specific demands or requests for additional functionality. If we are unable to meet those demands through the development of new features for NABUfit or future products, those new features or products do not function at the level that our customers expect, we are unable to increase throughput as expected or we are unable to obtain regulatory clearance or approval of those new features or products, where applicable, our reputation, business and results of operations could be harmed.
 We may not be able to attract qualified trainers, mentors or professional athletes, which will decrease the value of our product offering and may make it difficult to differentiate NABUfit from other online training programs.
Our strategy includes developing relationships with professional trainers and athletes that can act as mentors to our clients and provide one-on-one virtual training programs. If we are unable to establish relationships with these trainers and athletes or if these mentors determine that NABUfit is not effective or that alternative products are more effective, or if we encounter difficulty promoting adoption or establishing NABUfit as a standard, our ability to achieve market acceptance of NABUfit could be significantly limited.

We have no experience in marketing and selling NABUfit, and if we are unable to adequately address our customers' needs, it could negatively impact sales and market acceptance of NABUfit and we may never generate sufficient revenue to achieve or sustain profitability.
We have no experience in marketing and selling NABUfit.  NABUfit is a new product and our future sales will largely depend on our ability to establish our marketing efforts in the target markets and adequately address our customers' needs.  We believe it is necessary to establish a strong marketing campaign through social media and other outlets.   Due to the fact we are small and do not have much capital, we must limit our marketing activities and may not be able to make our product known to potential customers. Because we will be limiting our marketing activities, we may not be able to attract enough customers to operate profitably. If we are unable to adequately market our products, it will negatively impact sales and market acceptance of NABUfit and we may never generate sufficient revenue to achieve or sustain profitability.

 The payment structure we use in our customer arrangements may lead to unpredictable revenue
 Users of the NABUfit portal will become members through a monthly subscription model.  Subscribers will provide credit card or ACH information and monthly payments will be made automatically.  However, subscribers may cancel their memberships at any time, which may result in unpredictable revenue streams and fluctuations in operating cash flows.  Therefore, we cannot rely upon our operating results in any particular period as an indication of future performance.
 We may not be able to develop new products or enhance the capabilities of NABUfit to keep pace with our industry's rapidly changing technology and customer requirements.
 Our industry is characterized by rapid technological changes, new product introductions, enhancements, and evolving industry standards. Our business prospects depend on our ability to develop new products and applications for our technology in new markets that develop as a result of technological and scientific advances, while improving the performance and cost-effectiveness of NABUfit portal.  New technologies, techniques or products could emerge that might offer better combinations of price and performance than NABUfit systems. The market for online or virtual fitness is characterized by rapid innovation and advancement in technology. It is important that we anticipate changes in technology and market demand.  If we do not successfully innovate and introduce new technology into our anticipated product lines or effectively manage the transitions of our technology to new product offerings, our business, financial condition and results of operations could be harmed.
Our current and future products and services may experience quality problems from time to time that can result in adverse publicity, product recalls, litigation, regulatory proceedings, and warranty claims resulting in significant direct or indirect costs, decreased revenue and operating margin, and harm to our brand.

We sell complex products and services that could contain design and manufacturing defects in their materials, hardware, and firmware. These defects could include defective materials or components, or "bugs" that can unexpectedly interfere with the products' intended operations or cause injuries to users. Although we will extensively and rigorously test new and enhanced products and services before their release, there can be no assurance we will be able to detect, prevent, or fix all defects.

Failure to detect, prevent, or fix defects could result in a variety of consequences including greater number of returns of products than expected from users and retailers, regulatory proceedings, product recalls, and litigation, which could harm our revenue and operating results. The occurrence of real or perceived quality problems or material defects in our current and future products could expose us to warranty claims in excess of our current reserves. If we experience greater returns from retailers or users in excess of our reserves, our business and operating results could be harmed. In addition, any negative publicity or lawsuits filed against us related to the perceived quality and safety of our products could also affect our brand and decrease demand for our products and services, and adversely affect our operating results and financial condition.

Any material disruption of our information technology systems, such as the five-hour outage we experienced during the peak holiday season in December 2014, or those of third-party partners could materially damage user and business partner relationships, and subject us to significant reputational, financial, legal, and operational consequences.

We depend on our information technology systems, as well as those of third parties, to develop new products and services, operate our platform and website, host and manage our services, store data, process transactions, respond to user inquiries, interact with mentors and provide other services.  Any material disruption or slowdown of our systems or those of third parties whom we depend upon, including a disruption or slowdown caused by our failure to successfully manage significant increases in user volume or successfully upgrade our or their systems, system failures, or other causes, could cause outages or delays in our services, which could harm our brand and adversely affect our operating results. In addition, such disruption could cause information, including data related to orders, to be lost or delayed which could result in delays or interruptions in providing the services which could reduce demand for our products and services, harm our brand and reputation, and cause our revenue to decline. If changes in technology cause our information systems, or those of third parties whom we depend upon, to become obsolete, or if our or their information systems are inadequate to handle our growth, we could lose users and our business and operating results could be adversely affected.

We collect, store, process, and use personal information and other customer data, which subjects us to governmental regulation and other legal obligations related to privacy, information security, and data protection, and any security breaches or our actual or perceived failure to comply with such legal obligations could harm our business.

We depend on information technology and telecommunications systems for our operations. We have developed propriety software related to the NABUfit portal and its interface with the Microsoft Kinect. Information technology and telecommunications systems are vulnerable to damage from a variety of sources, including telecommunications or network failures, malicious human acts and natural disasters. We collect, store, process, and use personal information and other user data, and we rely on third parties that are not directly under our control to do so as well. Our users' health and fitness-related data and other highly personal information may include, among other information, names, addresses, phone numbers, email addresses, payment account information, height, weight, and biometric information such as heart rates, sleeping patterns, location, and activity patterns. Due to the volume and sensitivity of the personal information and data we manage and the nature of our products, the security features of our platform and information systems are critical. If our security measures, some of which are managed by third parties, are breached or fail, unauthorized persons may be able to obtain access to or acquire sensitive user data. If we or our third-party service providers, business partners, or third-party apps with which our users choose to share their data were to experience a breach of systems compromising our users' sensitive data, our brand and reputation could be adversely affected, use of our products and services could decrease, and we could be exposed to a risk of loss, litigation, and regulatory proceedings. Depending on the nature of the information compromised, in the event of a data breach or other unauthorized access to or acquisition of our user data, we may also have obligations to notify users about the incident and we may need to provide some form of remedy, such as a subscription to a credit monitoring service, for the individuals affected by the incident. A growing number of legislative and regulatory bodies have adopted consumer notification requirements in the event of unauthorized access to or acquisition of certain types of personal data. Such breach notification laws continue to evolve and may be inconsistent from one jurisdiction to another. Complying with these obligations could cause us to incur substantial costs and could increase negative publicity surrounding any incident that compromises user data. Our users may also accidentally disclose or lose control of their passwords, creating the perception that our systems are not secure against third-party access. Additionally, if third-party service providers that host user data on our behalf experience security breaches or violate applicable laws, agreements, or our policies, such events may also put our users' information at risk and could in turn have an adverse effect on our business. While we maintain insurance coverage that, subject to policy terms and conditions and a significant self-insured retention, is designed to address certain aspects of cyber risks, such insurance coverage may be insufficient to cover all losses or all types of claims that may arise in the event we experience a security breach.

Cybersecurity risks could adversely affect our business and disrupt our operations.

The threats to network and data security are increasingly diverse and sophisticated. Despite our efforts and processes to prevent breaches, our devices, as well as our servers, computer systems, and those of third parties that we use in our operations are vulnerable to cybersecurity risks, including cyber attacks such as viruses and worms, phishing attacks, denial-of-service attacks, physical or electronic break-ins, employee theft or misuse, and similar disruptions from unauthorized tampering with our servers and computer systems or those of third parties that we use in our operations, which could lead to interruptions, delays, loss of critical data, and loss of consumer confidence. In addition, we may be the target of email scams that attempt to acquire sensitive information or company assets. Despite our efforts to create security barriers to such threats, we may not be able to entirely mitigate these risks. Any cyber attack that attempts to obtain our data and assets, disrupt our service, or otherwise access our systems, or those of third parties we use, if successful, could adversely affect our business, operating results, and financial condition, be expensive to remedy, and damage our reputation.

Our financial performance is subject to risks associated with changes in the value of the U.S. dollar versus local currencies.

Our primary exposure to movements in foreign currency exchange rates relates to non-U.S. dollar denominated sales and operating expenses worldwide. Weakening of foreign currencies relative to the U.S. dollar adversely affects the U.S. dollar value of our foreign currency-denominated sales and earnings, and generally leads us to raise international pricing, potentially reducing demand for our products. In some circumstances, for competitive or other reasons, we may decide not to raise local prices to fully offset the strengthening of the U.S. dollar, or at all, which would adversely affect the U.S. dollar value of our foreign currency denominated sales and earnings. Conversely, a strengthening of foreign currencies relative to the U.S. dollar, while generally beneficial to our foreign currency-denominated sales and earnings, could cause us to reduce international pricing, incur losses on our foreign currency derivative instruments, and incur increased operating expenses thereby limiting any benefit. Additionally, strengthening of foreign currencies may also increase our cost of product components denominated in those currencies, thus adversely affecting gross margins.

We do not use derivative instruments, such as foreign currency forward and option contracts, to hedge certain exposures to fluctuations in foreign currency exchange rates.

Sales of our products and services in the United State and other target markets subjects us to a variety of U.S. and foreign laws and regulations that are continuously evolving, including those related to privacy, data security, and data protection due to our collection, processing, and use of personal information and other user data, such as the E.U. Data Protection Directive which covers the transfer of personal data from the European Union to the United States.

We are or may become subject to a variety of laws and regulations in the United States and abroad that involve matters central to our business, including laws and regulations regarding privacy, data protection, data security, data retention, consumer protection, advertising, electronic commerce, intellectual property, manufacturing, anti-bribery and anti-corruption, and economic or other trade prohibitions or sanctions. These laws and regulations are continuously evolving and developing. The scope and interpretation of the laws that are or may be applicable to us are often uncertain and may be conflicting, particularly with respect to foreign laws.

In particular, there are numerous U.S. federal, state, and local laws and regulations and foreign laws and regulations regarding privacy and the collection, sharing, use, processing, disclosure, and protection of personal information and other user data, the scope of which is changing, subject to differing interpretations, and may be inconsistent among different jurisdictions. We strive to comply with all applicable laws, policies, legal obligations, and industry codes of conduct relating to privacy, data security, and data protection. However, given that the scope, interpretation, and application of these laws and regulations are often uncertain and may be conflicting, it is possible that these obligations may be interpreted and applied in a manner that is inconsistent from one jurisdiction to another and may conflict with other rules or our practices. Any failure or perceived failure to comply with our privacy or security policies or privacy-related legal obligations by us or third-party service-providers or the failure or perceived failure by third-party apps, with which our users choose to share their Fitbit data, to comply with their privacy policies or privacy-related legal obligations as they relate to the Fitbit data shared with them, or any compromise of security that results in the unauthorized release or transfer of personally identifiable information or other user data, may result in governmental enforcement actions, litigation, or negative publicity, and could have an adverse effect on our brand and operating results.

We will need to develop solutions to ensure that data transfers from the E.U. provide adequate protections to comply with the E.U. Data Protection Directive. If we fail to develop such alternative data transfer solutions, one or more national data protection authorities in the European Union could bring enforcement actions seeking to prohibit or suspend our data transfers to the U.S. and we could also face additional legal liability, fines, negative publicity, and resulting loss of business.

Certain health-related laws and regulations such as the Health Insurance Portability and Accountability Act of 1996, or HIPAA, and the Health Information Technology for Economic and Clinical Health Act, or HITECH, may have an impact on our business. For example, we recently announced that we intend to offer HIPAA compliant capabilities to certain customers of our corporate wellness offerings who are "covered entities" under HIPAA, which may include our execution of Business Associate Agreements with such covered entities. In addition, changes in applicable laws and regulations may result in the user data we collect being deemed protected health information, or PHI, under HIPAA and HITECH. If we are unable to comply with the applicable privacy and security requirements under HIPAA and HITECH, or we fail to comply with Business Associate Agreements that we enter into with covered entities, we could be subject to claims, legal liabilities, penalties, fines, and negative publicity, which could harm our operating results.

Governments are continuing to focus on privacy and data security and it is possible that new privacy or data security laws will be passed or existing laws will be amended in a way that is material to our business. Any significant change to applicable laws, regulations, or industry practices regarding our users' data could require us to modify our services and features, possibly in a material manner, and may limit our ability to develop new products, services, and features. Although we have made efforts to design our policies, procedures, and systems to comply with the current requirements of applicable state, federal, and foreign laws, changes to applicable laws and regulations in this area could subject us to additional regulation and oversight, any of which could significantly increase our operating costs.

The labeling, distribution, importation, marketing, and sale of our products are subject to extensive regulation by various U.S. state and federal and foreign agencies, including the CPSC, Federal Trade Commission, Food and Drug Administration, or FDA, Federal Communications Commission, and state attorneys general, as well as by various other federal, state, provincial, local, and international regulatory authorities in the countries in which our products and services are distributed or sold. If we fail to comply with any of these regulations, we could become subject to enforcement actions or the imposition of significant monetary fines, other penalties, or claims, which could harm our operating results or our ability to conduct our business.

The global nature of our business operations also create various domestic and foreign regulatory challenges and subject us to laws and regulations such as the U.S. Foreign Corrupt Practices Act, or FCPA, the U.K. Bribery Act, and similar anti-bribery and anti-corruption laws in other jurisdictions, and our products are also subject to U.S. export controls, including the U.S. Department of Commerce's Export Administration Regulations and various economic and trade sanctions regulations established by the Treasury Department's Office of Foreign Assets Controls. If we become liable under these laws or regulations, we may be forced to implement new measures to reduce our exposure to this liability. This may require us to expend substantial resources or to discontinue certain products or services, which would negatively affect our business, financial condition, and operating results. In addition, the increased attention focused upon liability issues as a result of lawsuits, regulatory proceedings, and legislative proposals could harm our brand or otherwise impact the growth of our business. Any costs incurred as a result of compliance or other liabilities under these laws or regulations could harm our business and operating results.

Our international operations subject us to additional costs and risks, and our continued expansion internationally may not be successful.

We plan to enter many international markets in a relatively short time and may enter into additional markets in the future. We plan to focus on key markets of China, Europe and the United States and will expand into South America, Australia and a number of other countries in Asia. There are significant costs and risks inherent in conducting business in international markets, including:

•	establishing and maintaining effective controls at foreign locations and the associated increased costs;
•	adapting our technologies, products, and services for preferences and customs ;

•	variations in margins by geography;
•	increased competition from local providers of similar products;

•	longer sales or collection cycles in some countries;
•	compliance with foreign laws and regulations;

•
compliance with the laws of numerous taxing jurisdictions where we conduct business, potential double taxation of our international earnings, and potentially adverse tax consequences due to U.S. and foreign tax laws as they relate to our international operations;

•	compliance with anti-bribery laws, such as the FCPA and the U.K. Bribery Act, by us, our employees, and our business partners;

•
complexity and other risks associated with current and future foreign legal requirements, including legal requirements related to consumer protection, consumer product safety, and data privacy frameworks, such as the E.U. Data Protection Directive, the proposed E.U. Data Protection Regulation, and applicable privacy and data protection laws in foreign jurisdictions where we currently conduct business or intend to conduct business in the future;

•	currency exchange rate fluctuations and related effects on our operating results;

•	economic and political instability in some countries, particularly those in China where we have recently expanded;

•	the uncertainty of protection for intellectual property rights in some countries and practical difficulties of enforcing rights abroad; and

•	other costs of doing business internationally.

These factors and other factors could harm our international operations and, consequently, materially impact our business, operating results, and financial condition. Further, we may incur significant operating expenses as a result of our international expansion, and it may not be successful. We expect that we will begin expanding into other target markets; however, we cannot assure you that our expansion plans will be realized, or if realized, be successful. We expect each market to have particular regulatory and funding hurdles to overcome and future developments in these markets, including the uncertainty relating to governmental policies and regulations, could harm our business. If we expend significant time and resources on expansion plans that fail or are delayed, our reputation, business and financial condition may be harmed.  We have limited experience with regulatory environments and market practices internationally, and we may not be able to penetrate or successfully operate in new markets. We may also encounter difficulty expanding into new international markets because of limited brand recognition in certain parts of the world, leading to delayed acceptance of our products and services by users in these new international markets. If we are unable to continue to expand internationally and manage the complexity of our global operations successfully, our financial condition and operating results could be adversely affected.

We may acquire other businesses, form joint ventures or make investments in other companies or technologies that could negatively affect our operating results, dilute our stockholders' ownership, increase our debt or cause us to incur significant expense.
 We may pursue acquisitions of businesses and assets. We also may pursue strategic alliances and joint ventures that leverage our proprietary technology and industry experience to expand our offerings or distribution. We have no experience with acquiring other companies and limited experience with forming strategic partnerships. We may not be able to find suitable partners or acquisition candidates, and we may not be able to complete such transactions on favorable terms, if at all. If we make any acquisitions, we may not be able to integrate these acquisitions successfully into our existing business, and we could assume unknown or contingent liabilities. Any future acquisitions also could result in the incurrence of debt, contingent liabilities or future write-offs of intangible assets or goodwill, any of which could have a negative impact on our cash flows, financial condition and results of operations. Integration of an acquired company also may disrupt ongoing operations and require management resources that we would otherwise focus on developing our existing business. We may experience losses related to investments in other companies, which could harm our financial condition and results of operations. We may not realize the anticipated benefits of any acquisition, strategic alliance or joint venture.
 Foreign acquisitions involve unique risks in addition to those mentioned above, including those related to integration of operations across different cultures and languages, currency risks and the particular economic, political and regulatory risks associated with specific countries.
 To finance any acquisitions or joint ventures, we may choose to issue shares of common stock as consideration, which could dilute the ownership of our stockholders. Additional funds may not be available on terms that are favorable to us, or at all. If the price of our Common Stock is low or volatile, we may not be able to acquire other companies or fund a joint venture project using our stock as consideration.
Risks Related to Our Reliance on Third Parties
 We will depend on third-parties to market NABUfit in international markets.
 We will depend on a number of third parties to market and sell NABUfit internationally. We may not be able to successfully identify marketing and distribution partners and even if we do, such parties may not be able to successfully market and sell NABUfit and may not devote sufficient time and resources to support the marketing and selling efforts that enable the product to develop, achieve or sustain market acceptance. Any of these factors could reduce our revenue from affected international markets, increase our costs in those markets or damage our reputation. In addition, if we are unable to attract additional international distributors, our international revenue may not grow.
 We depend on third-parties technologies.
 Certain modules of our NABUfit product is built upon third-party technologies, including technologies developed by Microsoft® and as such we are dependent upon licenses from Microsoft and others.  In the event that such licenses are terminated, the Company will not be able to operate its technologies or conduct its business.
 Risks Related to Being a Public Company
Our management team has limited experience managing a public company.

Most members of our management team have limited, or no experience managing a publicly-traded company, interacting with public company investors, and complying with the increasingly complex laws pertaining to public companies. Our management team may not successfully or efficiently manage our transition to being a public company subject to significant regulatory oversight and reporting obligations under the federal securities laws and the continuous scrutiny of securities analysts and investors. These new obligations and constituents will require significant attention from our senior management and could divert their attention away from the day-to-day management of our business, which could adversely affect our business, financial condition, and operating results.

We incur significant costs as a result of operating as a public company and our management expects to devote substantial time to public company compliance programs.
As a public company, we incur significant legal, accounting and other expenses due to our compliance with regulations and disclosure obligations applicable to us, including compliance with the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, as well as rules implemented by the Securities and Exchange Commission, or SEC, and the OTC Markets. Stockholder activism, the current political environment and the current high level of government intervention and regulatory reform may lead to substantial new regulations and disclosure obligations, which may lead to additional compliance costs and impact, in ways we cannot currently anticipate, the manner in which we operate our business. Our management and other personnel devote a substantial amount of time to these compliance programs and monitoring of public company reporting obligations and as a result of the new corporate governance and executive compensation related rules, regulations and guidelines prompted by the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and further regulations and disclosure obligations expected in the future, we will likely need to devote additional time and costs to comply with such compliance programs and rules. These rules and regulations cause us to incur significant legal and financial compliance costs and make some activities more time-consuming and costly.
To comply with the requirements of being a public company, we may need to undertake various actions, including implementing new internal controls and procedures and hiring new accounting or internal audit staff. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal control over financial reporting. We are continuing to develop and refine our disclosure controls and other procedures that are designed to ensure that information required to be disclosed by us in the reports that we file with the SEC is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and that information required to be disclosed in reports under the Securities Exchange Act of 1934, or the Exchange Act, is accumulated and communicated to our principal executive and financial officers. Our current controls and any new controls that we develop may become inadequate and weaknesses in our internal control over financial reporting may be discovered in the future. Any failure to develop or maintain effective controls could negatively impact the results of periodic management evaluations and annual independent registered public accounting firm attestation reports regarding the effectiveness of our internal control over financial reporting that we may be required to include in our periodic reports we will file with the SEC under Section 404 of the Sarbanes-Oxley Act, harm our operating results, cause us to fail to meet our reporting obligations or result in a restatement of our prior period financial statements. In the event that we are not able to demonstrate compliance with the Sarbanes-Oxley Act, that our internal control over financial reporting is perceived as inadequate or that we are unable to produce timely or accurate financial statements, investors may lose confidence in our operating results and the price of our Common Stock could decline. In addition, if we are unable to continue to meet these requirements, our Common Stock may not be able to remain eligible for quotation on the OTC Markets.
We are currently required to comply with the SEC rules that implement Section 404 of the Sarbanes-Oxley Act and are required to make a formal assessment of the effectiveness of our internal control over financial reporting for that purpose. We are required to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of our internal control over financial reporting commencing with our second annual report. During the evaluation and testing process, if we identify one or more material weaknesses in our internal control over financial reporting, we will be unable to assert that our internal control over financial reporting is effective.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until the first annual report required to be filed with the SEC following the date we are no longer an "emerging growth company" as defined in the JOBS Act depending on whether we choose to rely on certain exemptions set forth in the JOBS Act. If we are unable to assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion on the effectiveness of our internal control over financial reporting, we could lose investor confidence in the accuracy and completeness of our financial reports, which could harm our business.
Risks Related to Administrative, Organizational and Commercial Operations and Growth
We may be unable to manage our future growth effectively, which could make it difficult to execute our business strategy.
We anticipate growth in our business operations. This future growth could create a strain on our organizational, administrative and operational infrastructure, including technical support and customer service, marketing and general and financial administration.  Our ability to manage our growth properly will require us to continue to improve our operational, financial and management controls, as well as our reporting systems and procedures.
The loss of our President and Chief Executive Officer or our inability to attract and retain highly skilled developers and other personnel could negatively impact our business.
Our success depends on the skills, experience and performance of our Chief Executive Officer, Brian Mertz, and other key employees.  The individual and collective efforts of these employees will be important as we continue to develop NABUfit and as we expand our commercial activities. The loss or incapacity of existing members of our executive management team could negatively impact our operations if we experience difficulties in hiring qualified successors. Our executive officers have employment agreements; however, the existence of an employment agreement does not guarantee the retention of the executive officer for any period of time.
If we are unable to protect our domain names, our brand, business, and operating results could be adversely affected.

We have registered domain names for websites, or URLs, that we use in our business, such as Nabufit.com, nabufitglobal.com, nabufitglobal.co.uk, nabufit.co.uk, nabufit.de, nabufitglobal.de and many others. If we are unable to maintain our rights in these domain names, our competitors or other third parties could capitalize on our brand recognition by using these domain names for their own benefit. In addition, although we own the "NABUfit" domain name under various global top level domains such as .com and .net, as well as under various country-specific domains, we might not be able to, or may choose not to, acquire or maintain other country-specific versions of the "Fitbit" domain name or other potentially similar URLs. The regulation of domain names in the United States and elsewhere is generally conducted by Internet regulatory bodies and is subject to change. If we lose the ability to use a domain name in a particular country, we may be forced to either incur significant additional expenses to market our solutions within that country, including the development of a new brand and the creation of new promotional materials, or elect not to sell our solutions in that country. Either result could substantially harm our business and operating results. Regulatory bodies could establish additional top-level domains, appoint additional domain name registrars, or modify the requirements for holding domain names. As a result, we may not be able to acquire or maintain the domain names that utilize the name "NABUfit" in all of the countries in which we currently conduct or intend to conduct business. Further, the relationship between regulations governing domain names and laws protecting trademarks and similar proprietary rights varies among jurisdictions and is unclear in some jurisdictions. Domain names similar to ours may be registered in the United States and elsewhere, and we may be unable to prevent third parties from acquiring and using domain names that infringe, are similar to, or otherwise decrease the value of, our brand or our trademarks. Protecting and enforcing our rights in our domain names and determining the rights of others may require litigation, which could result in substantial costs, divert management attention, and not be decided favorably to us.

Our use of "open source" software could negatively affect our ability to sell our products and subject us to possible litigation.

A portion of the technologies we use incorporates "open source" software, and we may incorporate open source software in the future. Such open source software is generally licensed by its authors or other third parties under open source licenses. These licenses may subject us to certain unfavorable conditions, including requirements that we offer our products and services that incorporate the open source software for no cost, that we make publicly available source code for modifications or derivative works we create based upon, incorporating, or using the open source software, or that we license such modifications or derivative works under the terms of the particular open source license. Additionally, if a third-party software provider has incorporated open source software into software that we license from such provider, we could be required to disclose or provide at no cost any of our source code that incorporates or is a modification of such licensed software. If an author or other third party that distributes open source software that we use or license were to allege that we had not complied with the conditions of the applicable license, we could be required to incur significant legal expenses defending against such allegations and could be subject to significant damages and enjoined from the sale of our products and services that contained the open source software. Any of the foregoing could disrupt the distribution and sale of our products and services and harm our business.

Risks Related to Intellectual Property
If we are unable to protect the confidentiality of our trade secrets, our business and competitive position could be harmed.
We rely upon patents, trademarks, copyright and trade secret protection, as well as non-disclosure agreements and invention assignment agreements with our employees, consultants and third parties, to protect our confidential and proprietary information. Significant elements of NABUfit are based on unpatented trade secrets and know-how that are not publicly disclosed. In addition to contractual measures, we try to protect the confidential nature of our proprietary information using physical and technological security measures. Such measures may not, for example, in the case of misappropriation of a trade secret by an employee or third party with authorized access, provide adequate protection for our proprietary information. Our security measures may not prevent an employee or consultant from misappropriating our trade secrets and providing them to a competitor, and recourse we take against such misconduct may not provide an adequate remedy to protect our interests fully. Enforcing a claim that a party illegally disclosed or misappropriated a trade secret can be difficult, expensive and time-consuming, and the outcome is unpredictable. In addition, trade secrets may be independently developed by others in a manner that could prevent legal recourse by us. If any of our confidential or proprietary information, such as our trade secrets, were to be disclosed or misappropriated, or if any such information was independently developed by a competitor, our competitive position could be harmed.
Any failure to protect our own intellectual property rights could impair our brand, negatively impact our business or both.
Our success and ability to compete also depend in part on protecting our own intellectual property. We will rely on a combination of patents, copyright, trade secret, trademark and other rights, as well as confidentiality procedures and contractual provisions to protect our proprietary technology, processes and other intellectual property. However, the steps we take to protect our intellectual property rights may be inadequate. Third parties may seek to challenge, invalidate or circumvent our copyright, trade secret, trademark and other rights or applications for any of the foregoing. In order to protect our intellectual property rights, we may be required to spend significant resources. Litigation brought to protect and enforce our intellectual property rights could be costly, time-consuming and distracting to management and could result in the impairment or loss of portions of our intellectual property. Our failure to secure, protect and enforce our intellectual property rights could seriously adversely affect our brand and adversely impact our business.

We may infringe the intellectual property rights of others, which may prevent or delay our product development efforts and stop us from commercializing or increase the costs of commercializing our products.
Our commercial success depends significantly on our ability to operate without infringing the patents and other intellectual property rights of third parties. For example, there could be issued patents of which we are not aware that our products infringe. There also could be patents that we believe we do not infringe, but that we may ultimately be found to infringe. Moreover, patent applications are in some cases maintained in secrecy until patents are issued. The publication of discoveries in the scientific or patent literature frequently occurs substantially later than the date on which the underlying discoveries were made and patent applications were filed. Because patents can take many years to issue, there may be currently pending applications of which we are unaware that may later result in issued patents that our products infringe. For example, pending applications may exist that provide support or can be amended to provide support for a claim that results in an issued patent that our product infringes.
Our software is built upon open-sourced code and platforms.  Nevertheless, there is a risk a third party may assert that we are employing their proprietary technology without authorization. If a court held that any third-party patents are valid, enforceable and cover our products or their use, the holders of any of these patents may be able to block our ability to commercialize our products unless we obtained a license under the applicable patents, or until the patents expire. We may not be able to enter into licensing arrangements or make other arrangements at a reasonable cost or on reasonable terms. Any inability to secure licenses or alternative technology could result in delays in the introduction of our products or lead to prohibition of the manufacture or sale of products by us.
 Unfavorable outcomes in intellectual property litigation could limit our research and development activities and/or our ability to commercialize certain products.
 If third parties successfully assert intellectual property rights against us, we might be barred from using certain aspects of our technology, or barred from developing and commercializing certain products. Prohibitions against using certain technologies, or prohibitions against commercializing certain products, could be imposed by a court or by a settlement agreement between us and a plaintiff. In addition, if we are unsuccessful in defending against allegations of patent infringement or misappropriation of trade secrets, we may be forced to pay substantial damage awards to the plaintiff. There is inevitable uncertainty in any litigation, including intellectual property litigation. There can be no assurance that we would prevail in any intellectual property litigation, even if the case against us is weak or flawed. If litigation leads to an outcome unfavorable to us, we may be required to obtain a license from the patent owner, in order to continue our research and development programs or to market our product(s). It is possible that the necessary license will not be available to us on commercially acceptable terms, or at all. This could limit our research and development activities, our ability to commercialize certain products, or both.
Most of our competitors are larger than we are and have substantially greater resources. They are, therefore, likely to be able to sustain the costs of complex patent litigation longer than we could. In addition, the uncertainties associated with litigation could have a material adverse effect on our ability to raise the funds necessary to continue our clinical trials, continue our internal research programs, in-license needed technology, or enter into strategic partnerships that would help us bring our product candidates to market.
In addition, any future patent litigation, interference or other administrative proceedings will result in additional expense and distraction of our personnel. An adverse outcome in such litigation or proceedings may expose us or any future collaborators to loss of our proprietary position, expose us to significant liabilities, or require us to seek licenses that may not be available on commercially acceptable terms, if at all.

Risks Related to Ownership of Our Common Stock
The price of our Common Stock may be volatile and may be influenced by numerous factors, some of which are beyond our control.
Factors that could cause volatility in the market price of our Common Stock include, but are not limited to:
•	actual or anticipated fluctuations in our financial condition and operating results;
•	actual or anticipated changes in our growth rate relative to our competitors;
•	commercial success and market acceptance of NABUfit;
•	success of our competitors in discovering, developing or commercializing products;
•	strategic transactions undertaken by us;
•	additions or departures of key personnel;
•	prevailing economic conditions;
•	disputes concerning our intellectual property or other proprietary rights;
•	sales of our Common Stock by our officers, directors or significant stockholders;
•	future sales or issuances of equity or debt securities by us;
•	business disruptions caused by earthquakes, tornadoes or other natural disasters; and
•	issuance of new or changed securities analysts' reports or recommendations regarding us.

In addition, the stock markets in general have experienced extreme volatility that has been often unrelated to the operating performance of the issuer. These broad market fluctuations may negatively impact the price or liquidity of our Common Stock. In the past, when the price of a stock has been volatile, holders of that stock have sometimes instituted securities class action litigation against the issuer. If any of our stockholders were to bring such a lawsuit against us, we could incur substantial costs defending the lawsuit and the attention of our management would be diverted from the operation of our business.
As an "emerging growth company" under the JOBS Act, we are permitted to rely on exemptions from certain disclosure requirements.
We qualify as an "emerging growth company" under the JOBS Act. As a result, we are permitted to and may rely on exemptions from certain disclosure requirements. For so long as we are an emerging growth company, we will not be required to:

●	have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;
●
comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor's report providing additional information about the audit and the financial statements (i.e., an auditor discussion and analysis);

●	submit certain executive compensation matters to shareholder advisory votes, such as "say-on-pay", "say-on-frequency" and "say-on-golden parachute;" and
●
disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the Chief Executive's compensation to median employee compensation.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are not choosing to "opt out" of this provision. Section 107 of the JOBS Act provides that our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.
We will remain an "emerging growth company" until the last day of our fiscal year following the fifth anniversary of the date of our first sale of common equity securities pursuant to an effective registration under the Securities Act, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion, (ii) the date that we become a "large accelerated filer" as defined in Rule 12b-2 under the Securities Exchange Act of 1934, which would occur if the market value of our ordinary shares that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.
Until such time, however, we cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.
Future sales of our Common Stock or securities convertible or exchangeable for our Common Stock may cause our stock price to decline.
If our existing stockholders sell, or indicate an intention to sell, substantial amounts of our Common Stock in the public market after the lock-up and legal restrictions on resale lapse, the price of our Common Stock could decline. The perception in the market that these sales may occur could also cause the price of our Common Stock to decline.
We also plan to file a registration statement in the near future for the shares issued in the Share Exchange and other holders. Registration of these shares under the Securities Act would result in the shares becoming freely tradable without restriction under the Securities Act, except for shares purchased by affiliates, subject to the lock-up agreements described above. Sales of such shares could cause the price of our Common Stock to decline.
Our Common Stock is or may become subject to the "penny stock" rules of the SEC and the trading market in the securities is limited, which makes transactions in the stock cumbersome and may reduce the value of an investment in the stock.
Rule 15g-9 under the Exchange Act establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (a) that a broker or dealer approve a person's account for transactions in penny stocks; and (b) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must: (a) obtain financial information and investment experience objectives of the person and (b) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.
The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form: (a) sets forth the basis on which the broker or dealer made the suitability determination; and (b) confirms that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. If our Common Stock is or becomes subject to the "penny stock" rules, it may be more difficult for investors to dispose of our Common Stock and cause a decline in the market value of our Common Stock.
Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker or dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.
Our principal stockholders and management own a significant percentage of our stock and will be able to exert significant control over matters subject to stockholder approval.
Based on the beneficial ownership of our Common Stock at December 31, 2015, our officers and directors, together with holders of 5% or more of our outstanding common stock before the Offering and their respective affiliates, will beneficially own approximately 80% of our Common Stock. Accordingly, these stockholders will have significant influence over the outcome of corporate actions requiring stockholder approval, including the election of directors, merger, consolidation or sale of all or substantially all of our assets or any other significant corporate transaction. The interests of these stockholders may not be the same as or may even conflict with your interests. For example, these stockholders could delay or prevent a change in control of the Company, even if such a change in control would benefit our other stockholders, which could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of the company or our assets and might affect the prevailing price of our Common Stock. The significant concentration of stock ownership may negatively impact the price of our Common Stock due to investors' perception that conflicts of interest may exist or arise.
Shares of our Common Stock that have not been registered under federal securities laws are subject to resale restrictions imposed by Rule 144, including those set forth in Rule 144(i) which apply to a former "shell company."
Prior to the closing of the Exchange, we were deemed a "shell company" under applicable SEC rules and regulations because we had no or nominal operations and either no or nominal assets, assets consisting solely of cash and cash equivalents, or assets consisting of any amount of cash and cash equivalents and nominal other assets. Pursuant to Rule 144 promulgated under the Securities Act, as amended, sales of the securities of a former shell company, such as us, under that rule are not permitted (i) until at least 12 months have elapsed from the date on which this Report, reflecting our status as a non-shell company, is filed with the SEC and (ii) unless at the time of a proposed sale, we are subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and have filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months, other than Form 8-K reports. Although we intend to register such shares for sale under the Securities Act, our stockholders will be forced to hold their shares of our Common Stock for at least that 12-month period before they are eligible to sell those shares pursuant to Rule 144, and even after that 12-month period, sales may not be made under Rule 144 unless we and the selling stockholders are in compliance with other requirements of Rule 144. Further, it will be more difficult for us to raise funding to support our operations through the sale of debt or equity securities unless we agree to register such securities under the Securities Act, which could cause us to expend significant time and cash resources. The lack of liquidity of our securities as a result of the inability to sell under Rule 144 for a longer period of time than a non-former shell company could cause the market price of our securities to decline.  Furthermore, to the extent shares of Common Stock were purchased by Non- U.S. Persons pursuant to Regulation S, such shares may not be transferred within the United States or to a "U.S. Person" unless such transfer is made pursuant to registration under the Securities Act, pursuant to an exemption therefrom, or in a transaction outside the United States pursuant to the resale provisions of Regulation S.

We do not anticipate paying any cash dividends on our Common Stock in the foreseeable future; therefore, capital appreciation, if any, of our Common Stock will be your sole source of gain for the foreseeable future.
We have never declared or paid cash dividends on our Common Stock. We do not anticipate paying any cash dividends on our Common Stock in the foreseeable future. We currently intend to retain all available funds and any future earnings to fund the development and growth of our business. As a result, capital appreciation, if any, of our Common Stock will be your sole source of gain for the foreseeable future.
If securities or industry analysts do not publish research, or publish inaccurate or unfavorable research, about our business, our stock price and trading volume could decline.
The trading market for our Common Stock will depend, in part, on the research and reports that securities or industry analysts publish about us or our business. Securities and industry analysts do not currently, and may never, publish research on the company. If no securities or industry analysts commence coverage of the company, the price for our Common Stock could be negatively impacted. In the event securities or industry analysts initiate coverage, if one or more of the analysts who cover us downgrade our Common Stock or publish inaccurate or unfavorable research about our business, our stock price could decline. In addition, if our operating results fail to meet the forecast of analysts, our stock price could decline. If one or more of these analysts cease coverage of the company or fail to publish reports on us regularly, demand for our Common Stock could decrease, which might cause our stock price and trading volume to decline.
 The risks above do not necessarily comprise all of those associated with an investment in the Company. This Report contains forward looking statements that involve unknown risks, uncertainties and other factors that may cause the actual results, financial condition, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. Factors that might cause such a difference include, but are not limited to, those set out above.
Forward-Looking Statements

The Disclosure Materials contain certain forward-looking statements regarding the plans and objectives of management for future operations, including plans and objectives relating to the development of the Company's business.  The forward-looking statements included herein are based on current expectations and assumptions that involve numerous risks and uncertainties.  Although the Company believes that its assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate.  As a result, there can be no assurance that the forward-looking statements included in this Agreement shall prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other entity that the objectives and plans of the Company shall be achieved.

The foregoing list of risk factors does not purport to be complete and does not describe all of the risks relating to an investment in the Company.  Some of the other risks of an investment in the Company are nor foreseen or fully discernable, understood or recognizable by the Company.  Purchaser should read the Disclosure Materials and consult with their own legal and financial advisers before investing in the Company.